UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2015

REYNOLDS AMERICAN INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street

Winston-Salem, North Carolina 27101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code 336-741-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Offering of New Notes

On June 12, 2015, Reynolds American Inc. (“RAI”) completed an underwritten public offering of $9.0 billion aggregate principal amount of its senior notes, consisting of $1.25 billion aggregate principal amount of 2.300% Senior Notes due 2018 (the “2018 Notes”), $1.25 billion aggregate principal amount of 3.250% Senior Notes due 2020 (the “2020 Notes”), $1.0 billion aggregate principal amount of 4.000% Senior Notes due 2022 (the “2022 Notes”), $2.5 billion aggregate principal amount of 4.450% Senior Notes due 2025 (the “2025 Notes”), $750 million aggregate principal amount of 5.700% Senior Notes due 2035 (the “2035 Notes”) and $2.25 billion aggregate principal amount of 5.850% Senior Notes due 2045 (the “2045 Notes” and together with the 2018 Notes, the 2020 Notes, the 2022 Notes, the 2025 Notes and the 2035 Notes, the “New Notes”).

The merger contemplated by the Agreement and Plan of Merger dated as of July 15, 2014 (the “Merger Agreement”), by and among Lorillard, Inc. (“Lorillard”), RAI and Lantern Acquisition Co., RAI’s direct, wholly owned subsidiary (“Merger Sub”), providing for the merger of Merger Sub with and into Lorillard, with Lorillard surviving as a wholly owned subsidiary of RAI, has been completed (the “Merger”).

RAI used the net proceeds from the offering of the New Notes of approximately $8.9 billion to finance part of the cash portion of the Merger consideration, the unpaid fees and expenses incurred in connection with the Merger and related transactions contemplated by the Merger Agreement, and the cash out of certain Lorillard equity awards and payment of certain change of control payments, also as contemplated by the Merger Agreement.

The New Notes are unsecured, and are fully and unconditionally guaranteed on a senior unsecured basis by certain of RAI’s subsidiaries, including its material domestic subsidiaries, which are the same guarantors that guarantee its other outstanding senior notes and its existing revolving credit facility. Any guarantor that is released from its guarantee under RAI’s existing revolving credit facility, or any replacement or refinancing thereof, also will be released automatically from its guarantee of the New Notes and RAI’s other outstanding notes. RAI may redeem the New Notes in whole or in part at any time at the applicable redemption price. If RAI experiences specific kinds of changes of control, accompanied by a certain credit ratings downgrade of any series of New Notes, RAI must offer to repurchase such series.

The New Notes were registered pursuant to RAI’s and the guarantors’ shelf registration statement (File Nos. 333-188791-1 through 188791-11) under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission on May 23, 2013 (the “Registration Statement”). The New Notes were issued under RAI’s Indenture dated May 31, 2006, as supplemented (the “Indenture”).

The forms of 2018 Notes, 2020 Notes, 2022 Notes, 2025 Notes, 2035 Notes and 2045 Notes are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6 to this Form 8-K, respectively, and are incorporated by reference into the Registration Statement.

In connection with the offering of the New Notes, RAI and the guarantors entered into an Underwriting Agreement dated June 9, 2015 with Citigroup Global Markets Inc. (“Citi”) and J.P. Morgan Securities LLC (“JPM”), for themselves and as representatives of the several other underwriters named therein. The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated by reference into the Registration Statement.

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us or our affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions. Without limitation, Citi and JPM, among others, acted as financial advisors in connection with the Merger, and Citi, JPM and certain of the other underwriters and/or their affiliates have been or are lenders or agents under RAI’s existing revolving credit facility. In addition, an affiliate of one of the underwriters is the trustee under the Indenture.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

Legal Opinions Regarding New Notes

In connection with the offering of the New Notes, Kilpatrick Townsend & Stockton LLP and Betzer, Roybal & Eisenberg P.C. delivered legal opinions with respect to the validity of the New Notes, which opinions are filed as Exhibits 5.1 and 5.2 to this Form 8-K, respectively, and are incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 9, 2015, by and among Reynolds American Inc., as issuer, Reynolds American Inc.’s subsidiaries that are guaranteeing the New Notes and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, for themselves and as representatives of the several other underwriters named therein

4.1	Form of Reynolds American Inc. 2.300% Senior Notes due 2018

4.2	Form of Reynolds American Inc. 3.250% Senior Notes due 2020

4.3	Form of Reynolds American Inc. 4.000% Senior Notes due 2022

4.4	Form of Reynolds American Inc. 4.450% Senior Notes due 2025

4.5	Form of Reynolds American Inc. 5.700% Senior Notes due 2035

4.6	Form of Reynolds American Inc. 5.850% Senior Notes due 2045

5.1	Opinion of Kilpatrick Townsend & Stockton LLP

5.2	Opinion of Betzer, Roybal & Eisenberg P.C.

23.1	Consent of Kilpatrick Townsend & Stockton LLP (included in Exhibit 5.1)

23.2	Consent of Betzer, Roybal & Eisenberg P.C. (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 12, 2015

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
Name:	McDara P. Folan, III
Title:	Senior Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 9, 2015, by and among Reynolds American Inc., as issuer, Reynolds American Inc.’s subsidiaries that are guaranteeing the New Notes and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, for themselves and as representatives of the several other underwriters named therein

4.1	Form of Reynolds American Inc. 2.300% Senior Notes due 2018

4.2	Form of Reynolds American Inc. 3.250% Senior Notes due 2020

4.3	Form of Reynolds American Inc. 4.000% Senior Notes due 2022

4.4	Form of Reynolds American Inc. 4.450% Senior Notes due 2025

4.5	Form of Reynolds American Inc. 5.700% Senior Notes due 2035

4.6	Form of Reynolds American Inc. 5.850% Senior Notes due 2045

5.1	Opinion of Kilpatrick Townsend & Stockton LLP

5.2	Opinion of Betzer, Roybal & Eisenberg P.C.

23.1	Consent of Kilpatrick Townsend & Stockton LLP (included in Exhibit 5.1)

23.2	Consent of Betzer, Roybal & Eisenberg P.C. (included in Exhibit 5.2)